UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549



                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934


         Date of Report(Date of earliest event reported): February 25, 2004



                       INFORMATION ARCHITECTS CORPORATION
             (Exact name of registrant as specified in its chapter)


 NORTH CAROLINA                    0-22325              87-0399301
-------------------------------------------------------------------------
   (State or other               (Commission         (IRS Employer
 jurisdiction of incorporation)   File Number)      Identification No.)



              6500 SW 15th Ave, Suite 300, Ft. Lauderdale, FL 33309
            --------------------------------------------------------
               (Address of principal executive offices) (Zip Code)


                                 (954) 545-8181
                            ------------------------
              (Registrant's telephone number, including area code)


                      1541 N. Dale Mabry Highway, Suite 201
                                 Lutz, FL 33558
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

ITEM 1.  CHANGES IN CONTROL OF REGISTRANT

NOT APPLICABLE

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

NOT APPLICABLE

ITEM 3.  BANKRUPTCY OR RECEIVERSHIP

NOT APPLICABLE

ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

NOT APPLICABLE

ITEM 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE

     On February 25, 2004 Information Architects Corporation, a North Carolina corporation (the "Company"), issued a press release announcing the acquisition of a Fingerprint Technology patent whose application has wide reaching use over a variety of business applications in the banking, credit card and homeland security sectors to name but a few. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference

ITEM 6.  RESIGNATIONS OF REGISTRANT'S DIRECTORS

NOT APPLICABLE

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

Exhibits

Exhibit No.               Description

99.1 Press Release, dated February 25, 2004, entitled "Information Architects Announces the Purchase of Secure Algorithm Fingerprint Technology."

ITEM 8.  CHANGE IN FISCAL YEAR

NOT APPLICABLE

ITEM 9.  REGULATION FD DISCLOSURE

NOT APPLICABLE

ITEM 10. AMENDMENTS TO THE REGISTRANT'S CODE OF ETHICS, OR WAIVER OF A PROVISION OF THE CODE OF ETHICS

NOT APPLICABLE

ITEM 11.  TEMPORARY SUSPENSION OF TRADING UNDER REGISTRANT'S EMPLOYE BENEFIT
           PLANS

NOT APPLICABLE

ITEM 12.  RESULTS OF OPERATIONS AND FINANCIAL CONDITIONS

NOT APPLICABLE

                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the Undersigned, there unto duly authorized.


                                      Information Architects Corporation

                                     By:  /s/ William Overhulser
                                 ------------------------------------
                                          William Overhulser, COO

Date:  March 31, 2004

                                         Exhibit 99.1

Information Architects Announces the Purchase of Secure Algorithm Fingerprint Technology
Wednesday February 25, 9:13 am ET

FORT LAUDERDALE, Fla.--(BUSINESS WIRE)--Feb. 25, 2004--Information Architects Corporation (OTCBB:IACH - News), the premier provider of web-based employee screening systems, announces the acquisition of a Fingerprint Technology patent whose application has wide reaching use over a variety of business applications in the banking, credit card and homeland security sectors to name but a few.

Information Architects Corp. acquired the patent (USA 6,270,011 B1), a finger print scanning methodology for providing secure transactions with credit cards by adding a fingerprint scanner at the point-of-sale to obtain fingerprint data, so that a credit card company can verify the fingerprint. The method is integrated into the existing negotiations protocol between a point-of-sale system and a credit card company database, and uses a human fingerprint and a secure algorithm. The credit card company has the customer fingerprint for comparison on its existing database, and the existing credit card operation will be usual, with the fingerprint data added to it to authenticate and secure the operation via communication media while making the point-of-sale purchase.


Credit card theft and fraud is well into the BILLIONS of dollars each year, this technology was created to help eliminate this problem without any inconvenience to the consumer or retailer.


In addition continuing on its strategy of acquisitions that are complimentary to its services, Information Architects will proceed to beta test this technology with its recently contracted company IMES - International Monetary Exchange Systems, a company specializing in Pre-Paid Debit and Credit Cards primarily focused on the payroll card business here in the US. The secure algorithm used allows the transmission of a users fingerprint over traditional networks, IP networks and the banking credit card POS network, allowing the fundamental technology to be used by any industry to authenticate the user over a secure network.


The business of Information Architects, through its product PERCEPTRE, is the licensing to its governmental, business to business, business to consumer and commercial sector customers of its on-line, pre-employment screening, background investigation software ordering system. The software consists of the most well-respected user interface extant in the space for both ease of use, breadth of information availability as well as speed and flexibility. In short, Perceptre software has the fastest, least cost and best on-line ordering system on the market for use by employers, or any other inquiring entities. Perceptre software will review the records of anyone of interest in many personnel arenas such as criminal records, civil court records, motor vehicle records, and, of course, credit bureau records, to name just a few.


Forward-looking statements in this release are made pursuant to the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995. Investors are cautioned that such forward-looking statements involve risks and uncertainties, including without limitation, continued acceptance of the Company's products, increased levels of competition for the Company, new products and technological changes. The Company's dependence on third-party suppliers, and other risks detailed from time to time in the Company's periodic reports filed with the Securities and Exchange Commission.